UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2020

ORIGINCLEAR, INC.

(Name of registrant as specified in its charter)

Nevada	333-147980	26-0287664
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or organization)		Identification Number)

13575 58th Street North, Suite 200 Clearwater, FL	33760
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 939-6645

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

Conversion of Notes

As previously reported, the Company issued notes to various investors convertible into shares of the Company’s common stock. On October 28, 2020, holders of convertible notes converted an aggregate principal and interest amount of $26,472 into an aggregate of 1,747,300 shares of the Company’s common stock.

The securities above were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act since, among other things, the transactions did not involve a public offering.

Conversion of Preferred Shares

As previously reported, on August 19, 2019, the Company filed a certificate of designation (the “Series L COD”) of Series L Preferred Stock (the “Series L”).  Pursuant to the Series L COD, the Company designated 100,000 shares of preferred stock as Series L. The Series L has a stated value of $1,000 per share, and is convertible into shares of the Company’s common stock, on the terms and conditions set forth in the Series L COD.

On November 5, 2020, a holder of Series L Preferred Stock converted an aggregate of 4.4 Series L shares into an aggregate of 583,828 shares, including make-good shares, of the Company’s common stock.

As previously reported, on May 1, 2020, the Company filed a certificate of designation (the “Series P COD”) of Series P Preferred Stock (the “Series P”).  Pursuant to the Series P COD, the Company designated 500 shares of preferred stock as Series P. The Series P has a stated value of $1,000 per share, and is convertible into shares of the Company’s common stock, on the terms and conditions set forth in the Series P COD.

On November 2, 2020, a holder of Series P Preferred Stock converted an aggregate of 25 Series P shares into an aggregate of 1,326,835 shares, including make-good shares, of the Company’s common stock.

As previously reported, on August 27, 2020, the Company filed a certificate of designation (the “Series Q COD”) of Series Q Preferred Stock (the “Series Q”).  Pursuant to the Series Q COD, the Company designated 2,000 shares of preferred stock as Series Q. The Series Q has a stated value of $1,000 per share, and is convertible into shares of the Company’s common stock, on the terms and conditions set forth in the Series Q COD.

On November 3, 2020, a holder of Series Q Preferred Stock converted an aggregate of 7 Series Q shares into an aggregate of 472,654 shares of the Company’s common stock.

The securities above were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act for transactions not involving a public offering.

Consultant Issuances

On October 30, 2020, the Company issued to consultants and one employee an aggregate of 308,572 shares of the Company’s common stock for services.

The securities referenced above were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act since, among other things, the transactions did not involve a public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGINCLEAR, INC.

November 5, 2020	By:	/s/ T. Riggs Eckelberry
Name: T. Riggs Eckelberry Title: Chief Executive Officer

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